UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2011

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Second Street

San Francisco, CA 94105

(Address of principal executive offices, with zip code)

(415) 348-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of LookSmart, Ltd. (the “Company”) was held on July 12, 2011. At the Annual Meeting, the Company’s stockholders voted for: (1) the election of one director nominated by the Company’s Board of Directors, Timothy J. Wright, to serve until the 2014 Annual Meeting of Stockholders and (2) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 – Election of Timothy J. Wright as a director to hold office until the 2014 Annual Meeting of Stockholders or until his successor, if any, if elected and appointed:

For	Withheld	Broker Non-Votes
6,528,169	1,938,004	5,507,458

Proposal No. 2 - The ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes
13,435,569	529,686	8,376	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

By:	/s/ William O’Kelly
William O’Kelly
Senior Vice President Operations and Chief Financial Officer

Date: July 15, 2011